COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                         COVA VARIABLE LIFE ACCOUNT ONE

                          SUPPLEMENT DATED MAY 1, 1998
                         TO PROSPECTUS DATED MAY 1, 1998

This supplement should be attached to your copy of the Prospectus for the variable life policies issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Life Account One ("Variable Account One").

GROWTH AND INCOME PORTFOLIO SUBSTITUTION

The purpose of this supplement is to notify you of a proposal to substitute shares of the Lord Abbett Growth and Income Portfolio of Cova Series Trust ("Cova Trust") for shares of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund") held by Variable Account One to fund certain variable insurance policies ("Policies") issued by Cova Life.

Cova Life has filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Cova Life and Variable Account One propose to effect the Substitution as soon as is practical.

A Policy owner, prior to the date of Substitution, may transfer his or her Growth and Income Sub-Account Value to any other sub-account of Variable Account One without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, Cova Life will permit transfers from the Lord Abbett Growth and Income Sub-Account to any other sub-account of Variable Account One available under your Policy without any limitation or charge being imposed. After the 30 days, any transfers from the Lord Abbett Growth and Income Sub-Account will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios in which Variable Account One invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Cova Life at the address or telephone number set forth below.

Cova Life will effect the Substitution by simultaneously placing an order to redeem the shares of the Growth and Income Portfolio and an order to purchase shares of the Lord Abbett Growth and Income Portfolio.

Cova Life will bear the expenses attributable to the Substitution. Cova Life will send affected Owners a notice within five days after the Substitution.

                        CUSTOMER SERVICE: (800) 343-8496
            ISSUED BY: COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                     DISTRIBUTED BY: COVA LIFE SALES COMPANY
                           ONE TOWER LANE, SUITE 3000
                      OAKBROOK TERRACE, ILLINOIS 60181-4644

CL-3032 (5/98)